United States
                       Securities and Exchange Commission

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): May 1, 2006
                                                            ------------

                               Clarus Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

               Delaware                                 0-24277                              58-1972600
    -------------------------------            ------------------------           ---------------------------------
    (State or other jurisdiction of            (Commission File Number)           (IRS Employer Identification No.)
            incorporation)

One Landmark Square, 22nd Floor, Stamford Connecticut                      6901
--------------------------------------------------------------------------------
         (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: (203) 428-2000
                                                    --------------

                                       N/A
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

      May 1, 2006, the registrant entered into an extension of its Employment Agreement, dated as of December 6, 2002, with its Executive Chairman of the Board of Directors, Mr. Warren B. Kanders, by which the Employment Agreement was extended for an indefinite term, terminable immediately upon written notice at the election of the registrant or Mr. Kanders. The Employment Agreement otherwise remains in full force and effect.

      On May 1, 2006, the registrant entered into an extension of its Employment Agreement, dated as of December 6, 2002, with its Chief Administrative Officer, Mr. Nigel P. Ekern, by which the Employment Agreement was extended for an indefinite term, terminable immediately upon written notice at the election of the registrant or Mr. Ekern. The Employment Agreement otherwise remains in full force and effect.


Item 9.01         Financial Statements and Exhibits.

      (c) Exhibits.

      10.1 Extension Agreement dated May 1, 2006, of Employment Agreement between the registrant and Nigel P. Ekern.

      10.2 Extension Agreement dated May 1, 2006, of Employment Agreement between the registrant and Warren B. Kanders.

                                   Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated:  May 1, 2006                     Clarus Corporation


                                        By:  /s/ Nigel P. Ekern
                                             ---------------------------------
                                                 Nigel P. Ekern,
                                                 Chief Administrative Officer

                                  Exhibit Index

      10.1 Extension Agreement dated May 1, 2006, of Employment Agreement between the registrant and Nigel P. Ekern.

      10.2 Extension Agreement dated May 1, 2006, of Employment Agreement between the registrant and Warren B. Kanders.